FIRST AMENDMENT TO LOAN AGREEMENT
                            AND OTHER LOAN DOCUMENTS

     This First Amendment to Loan Agreement and Other Loan Documents (this "AGREEMENT") is entered into as of October .l, 2002, by and between WELLSFORD/ WHITEHALL HOLDINGS, L.L.C., a Delaware limited liability company ("BORROWER"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender"). This Agreement is made with reference to the following facts:

                                    RECITALS

     A. Lender has made a loan to Borrower in the aggregate principal amount of up to $352,600,000.00 (the "LOAN"), pursuant to terms of that certain Loan Agreement dated June 25, 2001 by and between Borrower and Lender (the "LOAN AGREEMENT"). Capitalized terms used in this Agreement and not defined shall have the meanings assigned to such terms in the Loan Agreement. The Loan is evidenced by that certain Promissory Note dated June 25, 2001, executed by Borrower to the order of Lender in the face principal amount of $352,600,000.00 (the "NOTE").

     B. Borrower has requested that Lender agree to make an additional advance to Borrower in the aggregate amount of up to $6,500,000.00. The funds from such additional advance shall be used to refinance that certain real property located in Warren, New Jersey, more particularly described in Exhibit "A" attached hereto and incorporated herein (the "SOMERSET' TECH CENTER"), and to pay certain closing costs relating to such additional advance. Borrower has also requested that Lender reallocate a portion of the Working Capital Advance Allocation to pay for or reimburse Borrower for certain costs in respect of necessary and customary replacements or substitutions to improvements to the Somerset Tech Center. Subject to the terms and conditions contained in this Agreement, Lender has agreed to modify the Loan Agreement and other Loan Documents to increase the amount of the Loan, and to reallocate a portion of the Working Capital Advance Allocation, as requested by Borrower.

     C. As of the date of this Agreement (and exclusive of the Additional Advance described below), the outstanding principal balance of the Loan is $258,060,434. The unfunded balance of the Loan is $72,230,000, consisting of the Nomura Holdback of $28,000,000, the Mt. Airy Holdback of $200,000, the Gateway Tower Holdback of $1,800,000 and the Working Capital Advance Allocation of $42,230,000. Pursuant to the terms of the Loan Agreement, the Shattuck Office Center Holdback, in the amount of $7,088,000, and the portion of the Working Capital Advance Allocation which was originally allocated to the Shattuck Office Center Property, in the amount of $370,000, were canceled.

     D. As used in this Agreement, the term "LOAN DOCUMENTS" means the Loan Agreement, the Note, the Deeds of Trust, the Assignments of Leases, and the other "Loan Documents" described in the Loan Agreement. This Agreement, the Amendments described below and the Amended and Restated Note described below also shall constitute Loan Documents.

                                    AGREEMENT

     NOW, THEREFORE, with reference to the foregoing Recitals and information, and in consideration of the mutual covenants and agreements contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. Recitals; Representations and Warranties. The above statement of facts set forth in the Recitals is true and correct, and the Recitals hereby are incorporated herein as an agreement of Borrower and Lender. Borrower hereby represents and warrants to Lender that (a) no Default or Event of Default has occurred or exists, and (b) all representations and warranties of Borrower contained in the Loan Agreement or in any of the other Loan Documents (as the Loan Agreement and such other Loan Documents are amended hereby) are true and correct as of the date hereof, excluding the representation in Section 6.28 regarding the Shattuck Office Center Property.

     2. Additional Advance. Subject to the terms and conditions of this Agreement, Lender agrees to provide Borrower, and Borrower accepts, an additional advance (the "ADDITIONAL ADVANCE") in the principal sum of up to $6,500,000.00. The Additional Advance, together with the outstanding principal balance and remaining unfunded proceeds of the original Loan, shall be evidenced by the- Amended and Restated Note described below and shall be secured by the Deeds of Trust and the other Collateral Documents.

     2.1.  Initial  Advance.  Upon  fulfillment  of the  conditions set forth in
Section 8 Lender shall disburse (a) a portion of the Additional Advance, equal to the commitment fee payable to Lender (described in Section 8.1 (a) below) and all other sums owing to Lender described in Section 8 below, to itself, in payment of the commitment fee and such other sums (to the extent not paid through escrow in accordance with clause (b) of this Section 2.1 (b) a portion of the Additional Advance by wire transfer to Commonwealth Land Title Company for the escrow established to consummate the closing of the transactions contemplated by this Agreement, to be disbursed by Commonwealth Land Title Company (upon satisfaction of the conditions set forth in Lender's escrow and recording instructions) to pay certain closing costs, and (iii) the balance of the Additional Advance less the amount of the GMAC Holdback) by wire transfer to Borrower to finance or refinance the Somerset Tech Center.

     2.2. GMAC Holdback. Lender shall disburse a portion of the Additional Advance in the amount of $400,000 (the "GMAC HOLDBACK") in one or more Advances, subject to satisfaction of the following conditions as to each such Advance:

     (a) Borrower shall have satisfied the terms and conditions set forth in Part B of Schedule 2.1 to the Loan Agreement;

     (b) Advances shall not be made more frequently than once per calendar month;

     (c) After giving effect to the requested Advance, the undisbursed portion of the GMAC Holdback (if any) shall not be less than the then remaining amount (if any) of the "Allowance" defined and described in Section 5(a) of Exhibit C to the Lease dated February 28, 2001 between Borrower, as landlord, and GMAC Home Services, as Tenant, covering space at the Somerset Tech Center. Borrower shall deliver to Lender evidence reasonably satisfactory to Lender, evidencing the then remaining amount of the Allowance.

     3. Consolidation of Indebtedness. The original Loan is consolidated with the Additional Advance to form a single indebtedness (the "MQREGATE LOAN") in the principal amount of $336,790,434.00, which is the sum of the amounts described in Recital C plus the Additional Advance. The Aggregate Loan shall be evidenced by that certain Amended and Restated Promissory Note of even date herewith executed by Borrower in favor of Lender in the face amount of $336,790,434.00 (the "AMENDED AND RESTATED NOTE"). The Amended and Restated Note shall amend, restate and replace the Note in its entirety.

     Amendments to Loan Agreement. Borrower and Lender hereby amend the Loan Agreement as follows:

     4.1. Definition of GECC. The definition of "GECC" set forth in Section 1.1(61) is amended and restated in its entirety to read as follows: "'GECC" means General Electric Capital Corporation, a Delaware corporation."

     4.2. Definition of Maximum Loan Amount. The definition of "Maximum Loan Amount" set forth in Section 1.1(93) is amended and restated in its entirety to read as FOLLOWS:

     "'MAXIMUM LOAN AMOUNT" means $336,790,434.00."

     4.3. Definition of Note. The definition of "Note" set forth in Section 1.1(107) of the Loan Agreement is amended and restated in its entirety to read as follows: "'NOTE" shall mean the Amended and Restated Promissory Note dated October 1, 2002, in the stated principal amount of Three Hundred Thirty-Six Million Seven Hundred Ninety Thousand Four Hundred Thirty Four and No/100 Dollars ($336,790,434.00) executed by Borrower and payable to the order of Lender, in evidence of the Loan."

     4.4. New Definitions. Section 1.1 of the Loan Agreement is hereby amended to add the following new definitions to the end thereof: "(156) "FIRST AMENDMENT" shall mean that certain First Amendment to Loan Agreement and Other Loan Documents dated as of October 1, 2002 entered into between Borrower and Lender." "(157) "FIRST AMENDMENT DATE" shall mean October_, 2002."

     4.5. Definition of Borrower Properties. The definition of "Borrower Properties" set forth in Section 1.1 of the Loan Agreement is hereby amended to include, in addition to all other real property currently included within such definition, (a) the Somerset Tech Center, and (b) all other "Property" described in the Deed of Trust encumbering the Somerset Tech Center.

     4.6. Working Capital Budgets. Effective as of the First Amendment Date, the remaining undisbursed Working Capital Advance Allocation shall be reallocated among the Properties (including Somerset Tech Center) in accordance with the Working Capital Budgets set forth in revised Schedule 2.1(5) attached hereto.

     4.7. Amendment to Section 2.1(5)(d)(ii). Section 2.1(5)(d)(ii) of the Loan Agreement is amended and restated in its entirety to read as follows: "(ii) subject to paragraph (e) below, an amount which, when added to the Loan balance and all undisbursed Loan funds allocated to the Mount Airy Holdback and the Gateway Tower Holdback and the GMAC Holdback (as defined r- Z. Holdback the First Amendment), is equal to the lesser of (A) the Cash On Cash Limit CU I.,~% Amount and (B) the Debt Service Coverage Ratio Limit Amount; and" Mc;!:: 1.3}G

     4.8. Amendment to Section 2.3(4). Section 2.3(4) of the Loan Agreement is amended and restated in its entirety to read as follows:

     "(4) PREPAYMENT. Except as provided below, at any time during the Term, upon not less than ten (10) days' prior written notice to Lender, Borrower may prepay the Loan in whole or in part without premium or penalty, provided that each such prepayment shall be accompanied by the payment of accrued and unpaid interest on the principal amount being prepaid, through the date of prepayment, and any other costs or expenses which are payable to Lender in accordance with the terms hereof or any other Loan Document. The foregoing notwithstanding, from the Closing Date through December 31, 2002 prepayment (in whole or in part)
shall only be permitted in connection with a sale or other transfer of a Property to a Person which is not an Affiliate of Borrower or of any Borrower Party. From and after January 1, 2003, Loan shall be closed to partial prepayment from a Refinance (including a Refinance of any or all of the Nomura Properties). A prepayment premium equal to two percent (2.0%) of the outstanding principal balance of the Loan shall be payable if an Event of Default occurs and the Loan is accelerated prior to January 1, 2003. Borrower acknowledges that the prepayment premium required by this Section 2.3(4) constitutes partial compensation to Lender for the costs of reinvesting the Loan proceeds and for loss of the contracted rate of return on the Loan. Furthermore, Borrower acknowledges that the loss that may be sustained by Lender as a result of such prepayment by Borrower is not susceptible of precise calculation and the prepayment premium represents the good faith effort of Borrower and Lender to compensate Lender for such loss. Borrower confirms that Lender's agreement to make the Loan at the interest rate and on the other terms set forth herein constitutes adequate and valuable consideration, given individual weight by Borrower, for the prepayment provision set forth in this Section."

     4.9. Amendment to Section 3.1(1). The following is hereby added to the end of Section 3.1(1) of the Loan Agreement: "In addition to the foregoing insurance requirements, Borrower shall keep in full force and effect through July 1, 2003 the existing insurance policies, issued by Lexington Insurance Company and National Fire and Marine Insurance Company, which insure the buildings and improvements located at each Borrower Property against loss or damage by acts of terrorism (and while such policies are in effect, Lender shall be listed as a "mortgagee" and "loss payee" thereunder); provided that Borrower shall not be in breach of this covenant if either of such policies terminates due to dissolution of the insurer or a unilateral cancellation of such policy by the insurer (other than a cancellation caused by any action or inaction by Borrower which entitled the insurer to cancel the policy)."

     4.10.  Schedules.  Schedules 1.1(A),  1.1(B),  2.1(5), 4.2, 5.1 (A)-5.1(F),
6.4, 6.5, 6.6, 6.7, 6.10,  6.26,  6.27 and 8.19 to the Loan Agreement are hereby replaced in their entirety with Schedules 1.1(A), 1.1(B), 2.1(5), 4.2, 5.1(A)-5.1(F), 6.4, 6.5, 6.6, 6.7, 6.10, 6.26, 6.27 and 8.19 respectively, attached to this Agreement. All defined terms making specific reference to any information contained within any of these Schedules are hereby amended to refer to such Schedule(s) as attached hereto.

     5. Amendments to Loan Documents. Borrower and Lender hereby amend the Loan Documents as follows:

     5.1. References to Loan and Note. All references to the Loan in the Loan Documents hereafter shall be deemed to be references to the Aggregate Loan, and all references to the Note hereafter shall be deemed to be references to the Amended and Restated Note.

     5.2. Amendment to Hazardous Substances Indemnity Agreement. The definition of "Premises" in the recitals of the Hazardous Substances Indemnity Agreement is hereby amended to include, in addition to all other Property currently included within such definition, the Somerset Tech Center. Borrower hereby reaffirms and restates all representations, warranties, covenants and agreements contained in the Hazardous Substances Indemnity Agreement, as such representations, warranties, covenants and agreements apply to the Somerset Tech Center. WWPH and WWG shall execute the Consent of Borrower Parties attached hereto, and Gateway Tower Owner shall execute the Consent of Guarantor attached hereto, to evidence their consent to the foregoing amendment to the Hazardous Substances Indemnity Agreement.

     5.3. Amendment to Agreement Regarding Asset Management. The Agreement Regarding Asset Management is hereby amended to include the Somerset Tech Center within the definition of "Property" used therein.

     5.4. Collateral Documents. The Deeds of Trust and all other Collateral Documents shall secure, in addition to all other indebtedness and obligations secured thereby, the payment and performance of all present and future indebtedness and obligations of Borrower under (a) this Agreement, (b) the Amended and Restated Note, and (c) any and all amendments, modifications, renewals and/or extensions of this Agreement or the Amended and Restated Note, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement. The Deed of Trust which Borrower is executing concurrently herewith and which shall encumber the Somerset Tech Center shall also constitute one of the Collateral Documents.

     6. Replacement of Front Building at Somerset Tech Center. The Somerset Tech Center is currently improved with two buildings, one of which is a currently vacant single-story building located closest to the southern boundary of the Somerset Tech Center (the "FRONT BUILDING"). Subject to the following terms and conditions, Borrower shall be entitled to demolish the Front Building and replace it with a new office building (together with any related improvements to be constructed in connection therewith, the "NEW BUILDING") containing approximately 60,000 net rentable square feet:

     6.1. Prior to seeking a loan commitment from another lender to finance the construction of the New Building (the "NEW BUILDING FINANCING"), Borrower covenants to notify Lender in writing of its intention to seek such New Building Financing and shall provide to Lender fifteen (15) Business Days to submit a proposal to provide the New Building Financing. If Borrower elects to accept the terms of such proposal, Lender shall provide the New Building Financing on such terms as may be contained in the definitive documentation relating to the New Building Financing executed by Lender, Borrower and the other parties thereto (it being understood and agreed, however, that Lender shall not be required to provide, and Borrower shall not be required to accept, any such. New Building Financing except pursuant to definitive documentation that is executed and delivered by Lender, Borrower and the other parties thereto). If Lender does not make a proposal to provide the New Building Financing within fifteen (15)
Business Days after being given the opportunity to make such proposal, or Borrower does not elect to accept Lender's proposal for the New Building Financing, or Lender and Borrower do not execute and deliver definitive documentation with respect to the New Building Financing within a reasonable period of time after Borrower accepts Lender's proposal with respect to the New Building Financing, Borrower may, subject to compliance with the provisions of Sections 6.2 and 6.3 below, obtain the New Building Financing from such other lender and on such terms as it shall, in its sole discretion, deem appropriate ("PERMITTED FINANCING").

     6.2. Notwithstanding anything to the contrary contained herein, Borrower shall not obtain any Permitted Financing unless, prior to or concurrently with the closing of such Permitted Financing, Borrower shall have (a) satisfied all conditions set forth in Section 2.4 of the Loan Agreement to the release of the Somerset Tech Center from the Lien of the Loan Documents, other than the requirement that the release be in connection with a sale or other transfer of such Property to a Person that is not an Affiliate of Borrower or of any Borrower Party; provided, however, that if such release occurs within six (6) months of the First Amendment Date, the Release Payment shall be the greater of
(i) the Adjusted Loan Basis of the Somerset Tech Center and (ii) the minimum amount which, when applied to the outstanding principal balance of the Loan, would result in a Cash On Cash Return of at least eleven percent (11%) and a Debt Service Coverage Ratio of at least 1.25 to 1.0; and (b) transferred the Somerset Tech Center to an entity which may be related to Borrower, so long as Borrower is not directly or indirectly liable on a recourse basis for any of such entity's indebtedness or obligations to any Person.

     6.3. If the New Building will be constructed with funds from a Permitted Financing, then (a) Borrower shall not undertake any demolition or new construction work at the Somerset Tech Center unless and until the Somerset Tech Center has been released from the Lien of the Loan Documents in accordance with
Section 6.2 above, and (b) Section 6.4, Section 6.5, Section 6.6 and Section 6.7 below shall not apply.

     6.4. If the New Building will be constructed with funds from Lender or with funds from capital contributions to Borrower, then prior to undertaking any demolition or new construction work, Borrower shall have delivered to Lender, and Lender shall have reasonably approved:

     (a) a detailed line item budget of all costs to be incurred in connection with the demolition of the Front Building and the construction and lease-up of the New Building (the "NEW BUILDING BUDGET");

     (b) the final plans and specifications for the New Building, bearing the signed approval thereof by the project architect, accompanied by the architect's signed estimate, bearing the architect's seal, of the entire cost of completing the New Building;

     (c) evidence that all necessary approvals and consents regarding the New Building have been obtained, and that the Somerset Tech Center, upon completion of the New Building, will be in compliance with all applicable Laws (including all zoning, parking, setback and other land use restrictions);

     (d) copies of all building permits and other permits, licenses, consents and approvals of all applicable Governmental Authorities relating to the New Building, as well as copies of all construction contracts and other contracts relating to the New Building; and

     (e) if Borrower is funding the work from capital contributions, Borrower shall have provided Lender with (i) evidence reasonably satisfactory to Lender that Borrower has access to all capital funds necessary to complete the New Building in accordance with the plans and New Building Budget approved by Lender, and (ii) a guaranty of completion of the New Building in accordance with the plans approved

     6.5. Lender, which guaranty shall be in form and substance, and from WWG or another guarantor reasonably satisfactory to Lender.

     6.6. The New Building shall be constructed in accordance with all applicable Laws. At such time as the foundations for the New Building have been completed, Borrower shall cause the Title Company to issue to Lender an CLTA
102.5 (or local equivalent) foundation Endorsement to Lender's Title Policy for the Somerset Tech Center.

     6.7. Upon completion of the New Building, Borrower shall deliver to Lender a certificate of occupancy covering the New Building, together with a written certification from the architect retained in connection with the New Building that the New Building has been completed in accordance with the plans approved by Lender and that the New Building is fully operational and ready for occupancy and use.

     7. Anti-Terroism and Anti-Money Laundering Compliance.

     7.1. Compliance with Anti-Terrorism Laws. Borrower represents, warrants and covenants to Lender that Borrower, the Gateway Tower Owner and Borrower's other direct and indirect wholly-owned subsidiaries (collectively with the Gateway Tower Owner, the "BORROWER SUBSIDIARIES"), WWPII and WWG are not and shall not be, and, after making due inquiry, that no Person who directly or indirectly owns a controlling interest in or otherwise controls Borrower, WWPII or WWG (each, a "CONTROLLING PERSON") is or shall be, (a) listed on the Specially Designated Nationals and Blocked Persons List (the "SDN LIST") maintained by the Office of Foreign Assets Control ("OFAC" Department of the Treasury, and/or on any other similar list ("OTHER LISTS" and, collectively with the SDN List, the "Lists") maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, "OFAC LAWS AND REGULATIONS"); or (b) a Person (a "DESIGNATED PERSON") either (i) included within the term "designated national" as defined in the Cuban Assets Control Regulations, 31 C.F.R Part 515, or (ii) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or a Person similarly designated under any related enabling legislation or any other similar Executive Orders (collectively, the "EXECUTIVE ORDERS"). The OFAC Laws and Regulations and the Executive Orders are collectively referred to in this Agreement as the "ANTI-TERRORISM LAWS". Borrower also shall require, and shall take reasonable measures to ensure compliance with the requirement, that no Person who owns any otherdirect interest in Borrower, WWPII or WWG is or SHALL be listed on any of the Lists or is or shall be a Designated Person. This
Section 7.1 shall not apply to any Person to the extent that such Person's interest in the Borrower is through a U.S. Publicly-Traded or Pension Entity. As used in this Agreement, "U.S. PUBLICLY-TRADED OR PENSION ENTITY" means either
(A) a Person (other than an individual) whose securities are listed on a national securities exchange, or quoted on an automated quotation system, in the United States, or a wholly-owned subsidiary of such a Person, or (B) an "employee pension benefit plan" or "pension plan" as defined in Section 3(2) of ERISA.

     7.2. Compliance by Interest Holders. Borrower shall require each Person that proposes to become a Controlling Person after the First Amendment Date and that is not a U.S. Publicly-Traded or Pension Entity to sign, and to deliver to Borrower (and Borrower shall deliver to Lender), an Interest Holder Certification and Agreement, substantially in the form attached as Exhibit "B" ("INTEREST HOLDER AGREEMENT"). No transfer of an interest which would otherwise cause such a Person to become a Controlling Person shall be effective unless and until the transferee has executed and delivered to Borrower an Interest Holder Agreement as required above, and Borrower has delivered a copy thereof to Lender. From time to time upon the written request of Lender, Borrower shall deliver to Lender a schedule of the name, legal domicile address and (for entities) place of organization of each holder of a direct interest in Borrower, WWPII or WWG.

     7.3. Anti-Terrorism Policies. Borrower agrees to adopt and maintain adequate policies, procedures and controls to ensure that it and each of the Borrower Subsidiaries is in compliance with all Anti-Terrorism Laws and related government guidance (such policies, procedures and controls are collectively referred to in this Agreement as "BORROWER ANTI-TERRORISM POLICIES"). Borrower further agrees to make the Borrower Anti-Terrorism Policies, and the respective policies, procedures and controls for Persons who are or are to become Controlling Persons or direct members in Borrower (such policies, procedures and controls are collectively referred to as "INVESTOR ANTI-TERRORISM POLICIES"), together with the information collected thereby concerning Borrower, the Borrower Subsidiaries, WWPII, WWG and such Controlling Persons and direct members (but not indirect members that are not Controlling Persons, WWPII or
WWG), available to Lender for review and inspection by Lender from time to time during normal business hours and upon reasonable prior notice, and Borrower agrees to deliver copies of the same to Lender from time to time upon request. Lender will keep the Borrower Anti-Terrorism Policies and the Investor Anti-Terrorism Policies, and the information collected thereby, confidential subject to customary exceptions for legal process, auditors, regulators, or as otherwise reasonably required by Lender to comply with requirements of law. Borrower consents to the disclosure to U.S. regulators and law, enforcement authorities by Lender or any of its Affiliates or agents of such information about Borrower, the Borrower Subsidiaries and the owners of direct interests in Borrower, WWPII and WWG that Lender reasonably deems necessary or appropriate to comply with applicable Anti-Terrorism Laws and Anti-Money Laundering Laws.

     7.4. Funds Invested in Borrower. Borrower represents and warrants that it has taken, and that it shall continue to take, reasonable measures appropriate to the circumstances (and in any event as required by law), with respect to each holder of a direct interest in Borrower, WWPII and WWG to assure that funds invested by such holders in Borrower are derived from legal sources ("ANTI-MONEY LAUNDERING MEASURES"). The Anti-Money Laundering Measures have been and shall be undertaken in accordance with the Bank Secrecy Act, 31 U.S.C.ss.ss.5311 et seq. ("BSA" and all applicable laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations under 18 U.S.C.ss.ss.1956 and 1957 (collectively with the BSA, "ANTI-MONEY LAUNDERING LAWS").

     7.5. No Violation of Anti-Money Laundering Laws. Borrower represents and warrants to Lender, to its actual knowledge after making reasonable inquiry (in accordance with the Anti-Money Laundering Measures), that neither Borrower, nor any Borrower Subsidiary, nor any holder of a direct interest in Borrower, WWPII or WWG (a) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering under 18 U.S.C.ss.ss.1956 and 1957, or drug trafficking, terrorist-related activities or other money laundering predicate crimes, or a violation of the BSA, (b) has been assessed civil penalties under any Anti-Money Laundering Laws, or (c) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws.

     7.6. Borrower Compliance with Anti-Money Laundering Laws. Borrower represents, warrants and covenants to Lender that it has taken, and agrees that it shall continue to take, reasonable measures appropriate to the circumstances (in any event as required by law), to ensure that Borrower and all Borrower Subsidiaries are and shall be in compliance with all current and future Anti-Money. Laundering Laws and laws, regulations and government guidance for the prevention of terrorism, terrorist financing and drug trafficking.

     7.7. Notification of Lender: Quarantine Steps. Borrower shall immediately notify Lender if Borrower obtains actual knowledge that any holder of a direct interest in Borrower, WWPII or WWG, or any director, manager or officer of any of such holder, (a) has been listed on any of the Lists, (b) has become a Designated Person, (c) is under investigation by any Governmental Authority for, or has been charged with or convicted of, money laundering or drug trafficking, terrorist-related activities or other money laundering predicate crimes, or any violation of the BSA, (d) has been assessed civil penalties under any Anti-Money Laundering Laws, or (e) has had funds seized or forfeited in an action under any Anti-Money Laundering Laws. In addition, if Borrower obtains actual knowledge that any holder of an indirect interest in Borrower, WWPII or WWG (i) has been listed on any of the Lists, (ii) has become a Designated Person, (iii) has been indicted for, or has been charged with or convicted of, money laundering or drug trafficking, terrorist-related activities or other money laundering predicate crimes, or any violation of the BSA, (iv) has been assessed civil penalties under any Anti-Money Laundering Laws, or (v) has had funds seized or forfeited in an action under any Anti-Money Laundering Laws, Borrower shall take reasonable steps ("QUARANTINE STEPS") to assure that funds received from such indirect interest holder thereafter are not used by Borrower to make payments to Lender under the Loan Documents; provided, however, that if the facts or circumstances which caused such indirect interest holder to be classified within one of the categories described in the foregoing clauses (i) through (v) cease to exist or to apply to such indirect interest holder, then Borrower may cease taking Quarantine Steps with respect to such indirect interest holder. As a matter of clarification and not limitation, any payments by Borrower to Lender which are made from Gross Receipts of the Properties shall be deemed to be payments that are not derived from funds received from such indirect interest holder.

     7.8. Additional Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

     (a)  Borrower  shall  fail to  comply  with any of the  provisions  of this
Section 7 or any Person executing an Interest Holder Agreement shall fail to comply with the provisions of such agreement, and in either case the same shall remain unremedied for a period of thirty (30) days after Borrower receives written notice of such failure from Lender; provided, however, if such failure is of the type WHICH IS curable but cannot be cured within such 30-day period, then Borrower shall have an additional sixty (60) days to cure such failure if Borrower, within the initial 30 days, shall have commenced and shall be diligently pursuing such cure.

     (b) Any representation or warranty of Borrower under this Section 7, or any representation or warranty made to Lender under an Interest Holder Agreement, shall be false, misleading or incorrect as of the date when made and such representation or warranty, if the condition that gave raise to the breach thereof is capable of being cured, shall remain false, misleading or incorrect for a period ending on the first to occur of thirty (30) days after Borrower shall receive written notice from Lender regarding such false, misleading or inaccurate representation or warranty, or thirty (30) days after Borrower shall become aware that such representation or warranty is false, misleading or incorrect; provided, however, that if the breach of the representation or warranty that is capable of being cured is of the type that cannot be cured within such 30-day period, then Borrower shall have an additional sixty (60) days to effect such cure so long as Borrower shall have commenced to cure the condition that gave raise to the breach of representation or warranty within the initial 30-day period, and Borrower thereafter diligently pursues such cure.

     (c) Notwithstanding the foregoing, it shall be an immediate Event of Default (for which no cure periods shall apply) if Borrower or any Controlling Person is at any time listed on the SDN List.

     7.9. Representations and Warranties True and Correct. Borrower represents and warrants to Lender that, as of the First Amendment Date, all of the representations and warranties contained in the Interest Holder Agreements delivered to Lender prior to the First Amendment Date are true and 'correct. Borrower further represents and warrants that all evidence of Borrower's, Gateway Tower Owner's, and each Borrower Party's identity provided to Lender is genuine, that all related information is accurate and that Borrower has acquired and shall hold its interest in the Assets for its own account, risk and beneficial interest, without the obligation or intention to sell, distribute, assign or transfer all or any portion of such interest to any other Person.

     7.10. Blocking the Loan. Borrower acknowledges and agrees that if Borrower breaches any of its representations, warranties or agreements set forth in this
Section 7, Lender has the right or may be obligated to block the Loan by, among other things, prohibiting additional Loan advances, segregating the assets constituting the Loan or any funds deposited with or otherwise controlled by Lender pursuant to the Loan Documents in accordance with applicable Anti-Terrorism Laws, declining any payment or any prepayment or consent request, and/or declaring an Event of Default and immediately accelerating the Loan (subject, in the case of declaring an Event of Default and accelerating the Loan, to the notice and cure provisions set forth in Section 7,.8, above).

     7.11. No Expansion of Transfer Rights. Nothing contained in this Section 7 is intended, nor shall be construed, to permit any assignment, transfer, sale, conveyance, encumbrance, pledge or hypothecation of a direct or indirect interest in Borrower, the Gateway Tower Owner, WWG, WWPII, Wells Avenue Holdings, WASH Manager or Nomura Borrower which is prohibited by Section 9.4(2) of the Loan Agreement.

     8. Conditions Precedent. Lender's obligation to make the initial advance of the Additional Advance, and to otherwise modify the terms of the Loan as set forth herein, is subject to the satisfaction of all of the following conditions precedent:

     8.1. Lender shall have received each of the following in form and substance satisfactory to Lender (unless otherwise specified, all documents to be delivered shall be originals):

     (a) The payment to Lender in cash of (i) the commitment fee for the Additional Advance in an amount equal to $65,000.00 (less any portion of Borrower's good faith deposit applied thereto), and (ii) $13,500, which is the unpaid portion of the commitment fee for the Loan funds reallocated from the Working Capital Budgets for the Nomura Properties to the Working Capital Budget for the Somerset Tech Center (i.e., 0.5% of $2,700,000).

     (b) The Amended and Restated Note duly executed by Borrower.

     (c) This Agreement duly executed by Borrower; the Consent of Borrower Parties attached hereto duly executed by the Whitehall Parties, Wellsford, WWPII and WWG; the Consent of Guarantor attached hereto executed by Gateway Tower Owner; the Consent of Indemnitors attached hereto executed by all "Indemnitors" under the Indemnification Agreement; and the Acknowledgment and Reaffirmation Regarding Asset Management attached hereto duly executed by WWG and the Asset Manager.

     (d) A duly executed and acknowledged Amendment to Deed of Trust and Assignment of Leases and Rents executed by Borrower for each of the Deeds of Trust (collectively, the "AMENDMENTS").

     (e) A duly executed and acknowledged Deed of Trust encumbering the Somerset Tech Center. (f) A duly executed and acknowledged Assignment of Leases with respect to the Somerset Tech Center. (g) A Collateral Assignment of Contracts for the Somerset Tech Center, duly executed and delivered by Borrower.

     (h) UCC-I financing statements for the Somerset Tech Center for filing in each jurisdiction deemed necessary by Lender.

     (i) Opinions of Sullivan & Cromwell, counsel to Borrower, and opinions of Lender's local counsel in Massachusetts, Maryland and New Jersey; in each case addressing such matters regarding the Aggregate Loan, the Borrower, each Borrower. Party, the Gateway Tower Owner, this Agreement, the Amended and Restated Note, the Amendments and/or the Loan Documents as Lender may reasonably specify.

     (j) A current rent roll for the Somerset Tech Center and each other Property, together with copies of all Tenant leases relating to the Somerset Tech Center and each other Property which have not been previously delivered to Lender.

     (k) Estoppel certificates and, where required by Lender, subordination, nondisturbance and attornment agreements from Tenants under Leases at the Somerset Tech Center, as shall be satisfactory to Lender.

     (l) Governmental certificates, dated the most recent practicable date prior to the First Amendment Date, with telecopy updates where available, showing that Borrower and the Gateway Tower Owner are each organized and in good standing in the jurisdiction of its organization and showing that Borrower is qualified as a foreign limited liability company in good standing in all states in which the Borrower Properties are located, and that the Gateway Tower Owner is qualified as a foreign limited liability company in good standing in the state of Maryland.

     (m) Resolutions of the management committee of the sole member of the sole member of Borrower, certified by an authorized signatory of such sole member (or the manager thereof) of such member within a recent date prior to the First Amendment Date, to be duly adopted and in full force and effect on such date, authorizing (i) the consummation of the transactions contemplated by this Agreement and the Amendments, and (ii) specific officers to execute and deliver this Agreement, the Amendments, the Amended and Restated Note and the other Ancillary Agreements which Borrower and/or Gateway Tower Owner is executing in connection herewith.

     (n) Certificates of an authorized signatory of the sole member (or the manager thereof) of the sole member of Borrower, dated within a recent date prior to the First Amendment Date, as to the incumbency of the authorized signatories authorized by the resolutions delivered to Lender (as required herein) to execute and deliver this Agreement, the Amended and Restated Note, the Amendments and the other Ancillary Agreements and other certificates or documents to be delivered pursuant hereto or thereto, together with a certification of the incumbency of such authorized signatory.

     (o) Resolutions of the management committee of WWG, certified by an authorized signatory of WWG (or the manager thereof) within a recent date prior to the First Amendment Date, to be duly adopted and in full force and effect on such date, authorizing (i) the consummation of the transactions contemplated by this Agreement, and (ii) specific authorized signatories to execute and deliver the Consent of Borrower Parties, the Consent of Indemnitors and the Acknowledgment and Reaffirmation Regarding Asset Management attached to this Agreement, the other Loan Documents and Ancillary Agreements to which WWG is a party, and any other certificate or other document to be delivered by WWG pursuant hereto or thereto.

     (p) Resolutions of the management committee of the sole member of WWPII, certified by an authorized signatory of such member (or the manager thereof) within a recent date prior to the First Amendment Date, to be duly adopted and in full force and effect on such date, authorizing (i) the consummation of each of the transactions contemplated by this Agreement, and (ii) specific authorized signatories to execute and deliver the Consent of Borrower Parties and the Consent of Indemnitors attached to this Agreement, the other Loan Documents and Ancillary Agreements to which WWPII is a party, and any other certificate or other document to be delivered by WWPII pursuant hereto or thereto.

     (q) Certificates of an authorized signatory of the sole or managing member (as applicable) of WWG and WWPII (or the manager thereof), in each case dated within a recent date prior to the First Amendment Date, as to the incumbency of the authorized signatories of such member (or the manager thereof) authorized by the company resolutions or consent delivered to Lender (as required herein for each such party) to execute and deliver the Consent of Borrower Parties, the Consent of Indemnitors and (as to WWG) the Acknowledgment and Reaffirmation Regarding Asset Management attached to this Agreement, the other Loan Documents and Ancillary Agreements to which such entity is a party, and any other certificate or other document to be delivered by such party pursuant hereto or thereto, together with a certification of the incumbency of such authorized signatory.

     (r) A board resolution of Wellsford certified by the Secretary or an Assistant Secretary of Wellsford, in each case within a recent date prior to the First Amendment Date, to be duly adopted and in force and effect on such date, authorizing (i) the consummation of the transactions contemplated by this Agreement, and (ii) specific officers to execute and deliver the Consent of Borrower Parties and the Consent of Indemnitors attached to this Agreement, the other Loan Documents and Ancillary Agreements to which Wellsford is a party, and any other certificate or other document to be delivered by Wellsford pursuant hereto or thereto.

     (s) Certificates of the Secretary, an Assistant Secretary or a Vice President of Wellsford, dated within a recent date prior to the First Amendment Date, as to the incumbency of the officers or representatives of Wellsford authorized by the company consent delivered to Lender (as required herein) to execute and deliver the Consent of Borrower Parties and the Consent of Indemnitors attached to this Agreement, the other Loan Documents and Ancillary Agreements to which Wellsford is a party, and any other certificate or other document to be delivered by Wellsford pursuant hereto or thereto, together with a certification of the incumbency of such Secretary or Assistant Secretary, as the case may be.

     (t) A partnership. certificate of each Whitehall Party and a consent of manager of each Whitehall Party's general partner, certified by the Secretary, an Assistant Secretary or a Vice President of such general partner, and in each case within a recent date prior to the First Amendment Date, to be duly adopted and in force and effect on such date, authorizing (i) the consummation of the transactions contemplated by this Agreement, and (ii) specific officers to execute and deliver the Consent of Borrower Parties and the Consent of Indemnitors attached to this Agreement, the other Loan Documents and Ancillary Agreements to which such Whitehall Party is a party, and any other'certificate or other document to be delivered by such Whitehall Party pursuant hereto or thereto.

     (u) Certificates of the Secretary, an Assistant Secretary or Vice President of the general partner of each Whitehall Party, dated within a recent date prior to the First Amendment Date, hereof, as to the incumbency of the officers or representatives of such general partner authorized by the resolutions delivered to Lender (as required herein) to execute and deliver the Consent or Borrower Parties and the Consent of Indemnitors attached to this Agreement, any other Loan Documents and Ancillary Agreements to which such Whitehall Party is =a party, and any other certificate or other document to be delivered by such Whitehall Party pursuant hereto or thereto, together with a certification of the incumbency of such Secretary, Assistant Secretary or Vice President, as the case may be.

     (v) A copy of any amendments (excluding those delivered to Lender at or before the original Loan closing) to the organizational charter of Borrower, Gateway Tower Owner, WWG, WWPII, WP Commercial, each Whitehall Party and the general partner of each Whitehall Party, in each case certified as of a recent date prior to the First Amendment Date by the Secretary of State of the jurisdiction of its organization, and a copy of any amendments (excluding those delivered to Lender at or before the original Loan closing) to the operating agreement or partnership agreement, as the case may be, of Borrower, Gateway Tower Owner, WWG, WWPII, WP Commercial, each Whitehall Party, and the general partner of each Whitehall Party, certified by an authorized officer or manager of such entity as true and correct as of a recent date.

     (w) An environmental engineering report for the Somerset Tech Center, the content of which is acceptable to Lender in its sole discretion, conducted by an engineer and in a manner both of which are satisfactory to Lender in its sole discretion. Such report shall be of an investigation which makes appropriate inquiry concerning the existence of Hazardous Materials on the Somerset Tech Center, and the past or present use or release of any Hazardous Materials.

     (x) An engineering report for the Somerset Tech Center, acceptable to Lender covering, among other matters, inspection of heating and cooling systems, roof and structural details, and showing no failure of compliance with building plans and specifications (which must be approved by Lender), or with any applicable local, state or federal laws.

     (y) An ALTA-form title insurance policy (or its equivalent) naming Lender as insured first mortgagee in respect of the Somerset Tech Center, and insuring the validity and first position lien priority of the Deed of Trust encumbering the Somerset Tech Center, issued by Commonwealth Land Title Insurance Company, with coverage brought forward to the date on which the Deed of Trust is recorded, with such endorsements as may be required by Lender, with no exceptions or exclusions other than Permitted Encumbrances or as may be approved by Lender, and in an insured amount not to exceed 120% of the sum of (i) the initial Loan Basis for the Somerset Tech Center plus (ii) the amount of Loan funds allocated to the Working Capital Budget for the Somerset Tech Center.

     (z) A current "as-built" survey of the Somerset Tech Center, dated or updated to a date not earlier than thirty (30) days prior to the First Amendment Date, certified to Lender and Commonwealth Land Title Insurance Company, prepared by a licensed surveyor reasonably acceptable to Lender and such title insurer, and conforming to Lender's current standard survey requirements.

     (aa) Evidence that the Somerset Tech Center and the operation thereof comply with all legal requirements, including that all requisite certificates of occupancy, building permits, and other licenses, certificates, approvals or consents required of any Governmental Authority have been issued without variance or condition and that there is no litigation, action, citation, injunctive proceedings, or like matter pending or threatened with respect to the validity of such matters. Borrower shall have provided Lender with copies of such documentation as Lender may require from applicable zoning, building and municipal agencies evidencing the foregoing.

     (bb) All other Ancillary Agreements reasonably required by Lender.

     (cc) Evidence that all actions necessary or, in the reasonable opinion of Lender, desirable to perfect and protect the security interests created by the existing Deeds of Trust and other Collateral Documents, as amended by this Agreement and the Amendments, have been or will be taken.

     8.2. No change shall have occurred in the financial condition of Borrower, the Gateway Tower Owner or any Borrower Party or in the Operating Cash Flow of any of the Borrower Properties, or in the financial condition of any major or anchor tenant, which would have, in Lender's reasonable judgment, a Material Adverse Effect.

     8.3. No condemnation or adverse zoning or usage change proceeding shall have occurred or shall have been threatened against any of the Borrower Properties (including the Somerset Tech Center); none of the Borrower Properties shall have suffered any significant damage by fire or other casualty which has not been repaired; no Law, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted or threatened by any Governmental Authority, which would have, in Lender's judgment, a Material Adverse Effect.

     8.4. Lender shall have verified that the amount of the Additional Advance does not exceed eighty percent (80%) of the Property Basis for the Somerset Tech Center.

     8.5. Lender shall have verified that the amount of the Additional Advance does not exceed seventy-one percent (71 %) of the acquisition and historical renovation costs for the Somerset Tech Center.

     8.6. Lender shall have verified that the Cash On Cash Return is not less than 10.7%, and Lender shall have verified that the Cash On Cash Return based solely on the Somerset Tech Center and the amount of the Additional Advance is not less than 10.5%.

     8.7. Lender shall have verified that (a) Borrower's cash equity invested in the Somerset Tech Center is not less than $2,700,000, and (b) Borrower's cash equity invested in all Borrower Properties is not less than $38,400,000.

     8.8. Borrower shall have delivered to Lender, and Lender shall have approved, a detailed two-year capital budget for the Somerset Tech Center.

     8.9. Borrower shall have (a) established all deposit accounts relating to the Somerset Tech Center as required by the terms of the Loan Agreement and delivered to Lender satisfactory evidence thereof, and (b) delivered to Lender a deposit account agreement for each such account, substantially in the form of Exhibit "B" to the Loan Agreement, executed by Borrower and the depository at which such account is held.

     8.10. All brokerage fees and commissions payable in connection with the Additional Advance (if any) have been paid.

     8.11. The representations and warranties contained in the Loan Agreement and in all other Loan Documents are true and correct as of the date hereof.

     8.12. No Default or Event of Default has occurred and is continuing.

     8.13. The Title Company shall have issued and delivered to Lender, or shall have irrevocably and unconditionally committed to issue for the. benefit of Lender, such endorsements to the Title Policies as Lender shall request to insure the validity and continuing first position lien priority of the Deeds of Trust, as amended hereby and by the Amendments, including CTLA 110.10 endorsements.

     8.14. Borrower shall have reimbursed Lender (either directly tly or through the application of all or part of the Borrower's good faith deposit) for all third party costs and expenses incurred by Lender in connection with the transaction contemplated by this Agreement, including title insurance costs, recording fees, attorneys' fees and costs, costs of environmental appraisals and structural reports and travel expenses.

     9. Consent to Merger of WXI/Mt. Bethel Road. L.L.C. into Borrower. Lender acknowledges that, as of the First Amendment Date, Borrower will have acquired title to Somerset Tech Center as the successor by merger to WXI/Mt. Bethel Road, L.L.C., a Delaware limited liability company ("WXI/MT. BETHEL"), which is a wholly-owned subsidiary of WWG, and Lender consents to such merger. Borrower represents and warrants to Lender that, since its inception, WXI/Mt. Bethel has not engaged in any business other than the business of owning and operating Somerset Tech Center, and has not incurred any Indebtedness other than trade debt incurred in the ordinary course of its ownership and operation of Somerset Tech Center.

     10. Return of Original Note. Lender agrees that, concurrently with the closing of the transaction contemplated by this Agreement, or reasonably promptly thereafter, Lender shall return the original Note to Borrower.

     11. Non-Impairment. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition or covenant contained in the Loan Agreement or other Loan Documents or affect or impair any rights, powers or remedies thereunder, and the parties hereto intend that the provisions of the Loan Agreement and other Loan Documents shall continue in FULL force and effect except as expressly modified hereby. In the event of any conflict between this Agreement and the terms of the respective Loan Documents to which it relates or any documents relating thereto, the terms of this Agreement shall govern and control. Unless otherwise specified herein, whenever possible, the provisions of this Agreement shall be deemed supplemental to and not in derogation of the terms of the respective Loan Documents to which it relates.

     12. Miscellaneous. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement., If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed herefrom and the remaining parts shall remain IN FULL force as though the invalid, illegal or unenforceable provision had never been a part hereof As used in this Agreement, the term "INCLUDES)" shall mean
"include(s), without limitation," and the term "INCLUDING" shall mean "including, but not limited to."

     13. Integration; Interpretation. The Loan Documents, including this. Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein, and supersede all prior negotiations. No reference to this Agreement is necessary in any instrument or document at any time referring to a Loan Document. Any reference to a Loan Document (including in any other Loan Document) shall be deemed a reference to such document as modified hereby.

     14. Counterparts. This Agreement may by executed in any number of counterparts, all of which shall be considered one in the same instrument. The original, executed signature pages of exact copies of this Agreement may be attached to one of such copies to form one document.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the day and year first set forth above.

     "Borrower"

     WELLSFORD/WHITEHALL HOLDINGS, L.L.C., a Delaware limited liability company

              By.        Wellsford/Whitehall
                         Properties  II, L L C , a
                         Delaware limited
                         liability  company, its
                         managing member

                         By: Wellsford/Whitehall Group, L L C , a Delaware limited liability company, its sole member

                                By. WP Commercial, L L C , a Delaware limited liability company, its manager .

                                     By: /s/ Alan S. Kava
                                        -----------------------------------
                                        Name: Alan S. Kava
                                        Title: Authorized Signatory

              Lender:

              GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation

               By:  /s/ Paul St Arnauld
                    ------------------------------------
                    Paul St Arnauld, Authorzed Signatory

                          CONSENT OF BORROWER PARTIES
                          ---------------------------

     The undersigned, having read and understood the foregoing First Amendment to Loan Agreement and Other Loan Documents ("AGREEMENT"), hereby (a) consent to the Additional Advance and to all of the terms and provisions of the Agreement,
(b) agree that the Agreement does not terminate any of the obligations of the undersigned to Lender under the Joinder, and (c) reaffirm their obligations under the Joinder in light of the Agreement. The undersigned have reviewed the provisions of the Joinder and, with the advice of their own counsel, hereby reaffirm and restate the waivers, authorizations, agreements and understandings set forth in the Joinder as though set forth in full herein.

     By executing this Consent of Borrower Parties, WWG and WWPII further specifically consent and agree to the amendment of the Hazardous Substances Indemnity Agreement set forth in Section 5.2 of the Agreement, pursuant to which the Somerset Tech Center is included within the term "Premises" as used in the Hazardous Substances Indemnity Agreement. WWG and WWPII hereby reaffirm and restate all representations, warranties, covenants and agreements contained in the Hazardous Substances Indemnity Agreement, as such representations, warranties, covenants and agreements apply to the Somerset Tech Center.

WHITEHALL STREET REAL ESTATE
LIMITED PARTNERSHIP XI, a Delaware
limited partnership

By:      WH Advisors, L.L.C. XI, a Delaware
         limited liability company, its General
         Partner

By:
   -----------------------------------
   Name:
   Title:


WHITEHALL STREET REAL ESTATE
LIMITED PARTNERSHIP VIII, a Delaware
limited partnership

By:      WH Advisors, L.L.C. XI, a Delaware
         limited liability company, its General
         Partner

By:
   -----------------------------------
   Name:
   Title:


WHITEHALL STREET REAL ESTATE
LIMITED PARTNERSHIP V, a Delaware
limited partnership

By:      WH Advisors, L.L.C. XI, a Delaware
         limited liability company, its General
         Partner

By:
   -----------------------------------
   Name:
   Title:


WELLSFORD/WHITEHALL GROUP,
L.L.C., a Delaware limited partnership

By:      WP Commercial, L.L.C., a Delaware
         limited liability company, its manager

By:
   -----------------------------------
   Name:
   Title:

WELLSFORD REAL PROPERTIES,
a Maryland corporation

By:
   -----------------------------------
   Name:
   Title:


WELLSFORD/WHITEHALL PROPERTIES II, L.L.C. a
Delaware
limited company


By:      Wellsford/Whitehall Group, L.L.C., a
         Delaware limited liability company,
its      sole member

         By:      WP Commerccial, L.L.C, a
                  Delaware limited liability
                  company, its manager

By:
   -----------------------------------
   Name:
   Title:

                              CONSENT OF GUARANTOR

     The undersigned, having read and understood the foregoing First Amendment to Loan Agreement and Other Loan Documents ("AGREEMENT"), hereby (a) consents to the Additional Advance and to all of the terms and provisions of the Agreement,
(b) agrees that the Agreement does not terminate any of the obligations of the undersigned to Lender under the Guaranty dated as of June 25, 2001, executed by the undersigned in favor of Lender (the "GUARANTY"), (c) reaffirms its obligations under the Guaranty in light of the Agreement, and (d) agrees that, subject to the limitations on the undersigned's aggregate total liability under the Guaranty for the Guaranteed Obligations, the Guaranteed Obligations shall include the payment of the Aggregate Loan and the payment and performance of all other present and future indebtedness and obligations of Borrower to Lender under the Agreement and under the Loan Documents, as amended by the Agreement. The undersigned agrees that all references in the Guaranty to (i) the Loan hereafter shall be deemed to be references to the Aggregate Loan, and (ii) the Note hereafter shall be deemed to be references to the Amended and Restated Note. The undersigned has reviewed the provisions of the Guaranty and, with the advice of its own counsel, hereby reaffirms and restates the waivers, authorizations, agreements and understandings set forth in the Guaranty as though set forth in full herein.

     By executing this Consent of Guarantor, the undersigned further consents and agrees to the amendment of the Hazardous Substances Indemnity Agreement set forth in Section 5.2 of the Agreement, pursuant to which the Somerset Tech Center is included within the term "Premises" as used in the Hazardous Substances Indemnity Agreement. The undersigned agrees that such amendment does not terminate any of the obligations of the undersigned to Lender under the Hazardous Substances Indemnity Agreement, and the undersigned hereby reaffirms and restates all representations, warranties, indemnities and other agreements made by the undersigned in the Hazardous Substances Indemnity Agreement, which shall continue to apply only to the Gateway Tower Premises.

WWG 401 NORTH WASHINGTON LLC, a Delaware limited liability company

    By:  WellsfordlWhitehall Holdings, L.L.C., a Delaware
         limited liability company, its sole member

         By:   Wellsford/Whitehall Properties 1I, L.L.C., a
               Delaware limited liability company, its
               managing member

               By:  Wellsford/Whitehall Group, L.L.C., a
                    Delaware limited liability company, its
                    sole member

                    By:   WP Commercial, L.L.C., a
                          Delaware limited liability
                          company, its manager

                         By:
                             -----------------------------------
                             Name:
                             Title:

                             CONSENT OF INDEMNITORS

     The undersigned, having read and understood the foregoing First Amendment to Loan Agreement and Other Loan Documents ("AGREEMENT"), hereby (a) consent to the Additional Advance and to all of the terms and provisions of the Agreement,
(b) agree that the Agreement does not terminate any of the obligations of the undersigned to Lender under the Indemnification Agreement dated as of June 25, 2001, executed by the undersigned in favor of Lender (the "INDEMNITY"), (c) reaffirm their obligations under the Indemnity in light of the Agreement, and
(d) agree that all references in the Indemnity to the Loan hereafter shall be deemed to be references to the Aggregate Loan. The undersigned have reviewed the provisions of the Indemnity and, with the advice of their own counsel, hereby reaffirm and restate the indemnities, waivers, authorizations, agreements and understandings set forth in the Indemnity as though set forth in full herein.


WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP V, a
Delaware limited partnership

By: WH Advisors, L.L.C. V, a Delaware  limited
    libaility company, its general partner

By:
   -----------------------------------
   Name:
   Title:


WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP
VII, a Delaware limited partnership

By: WH Advisors, L.L.C. VII, a Delaware
    limited libaility company, its general partner

By:
   -----------------------------------
   Name:
   Title:


WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP VI, a Delaware limited partnership

By: WH Advisors, L.L.C. VI, a Delaware limited
    libaility company, its general partner

By:
   -----------------------------------
   Name:
   Title:


WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP
VIII, a Delaware limited partnership

By: WH Advisors, L.L.C. VIII, a Delaware
    limited libaility company, its general partner

By:
   -----------------------------------
   Name:
   Title:

WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP XI, a Delaware limited partnership

By: WH Advisors, L.L.C.XI, a Delaware  limited
    libaility company, its general partner

By:
   -----------------------------------
   Name:
   Title:


WHITEHALL STREET REAL ESTATE LIMITED PARTNERSHIP
XII, a Delaware limited partnership

By: WH Advisors, L.L.C. XII, a Delaware
    limited libaility company, its general partner

By:
   -----------------------------------
   Name:
   Title:


WELLSFORD REAL PROPERTIES, INC., a Maryland corporation

By:
   -----------------------------------
   Name:
   Title:

                        ACKNOWLEDGMENT AND REAFFIRMATION
                        --------------------------------
                           REGARDING ASSET MANAGEMENT
                           --------------------------

                  The undersigned, having read and understood the foregoing First Amendment to Loan Agreement and Other Loan Documents ("AGREEMENT"), hereby
(i) reaffirms its obligations under the Agreement Regarding Asset Management, as amended by the Agreement, and (ii) acknowledges that the Somerset Tech Center constitutes a "Property" under the Agreement Regarding Asset Management, and that the Somerset Tech Center constitutes a "Property" under the Asset Management Provisions.


           WELLSFORD/WHITEHALL GROUP, L.L.C., a Delaware limited liability company

           By: WP Commercial, L.L.C., a Delaware limited
           liability company, its manager

           By:
              -----------------------------------
              Name:
              Title:



           WP COMMERCIAL, L.L.C., a Delaware limited liability company

           By:
              -----------------------------------
              Name:
              Title:

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

     That certain real property situated in the Township of Warren, County of Somerset, State of New Jersey, described as follows:

     BEGINNING at a point on the northerly sideline of Mt. Bethel Road (a.k.a. Somerset County Route 651, variable width right of way), said point being on the dividing line between Lot 11 and Lot 12.01, Block 80, said point also being
378.48 feet westerly as measured along various courses along said northerly sideline of Mt. Bethel Road from its intersection with the westerly terminus of a curve connecting Mt. Bethel Road with the westerly sideline of Technology Drive North (variable width right of way), and from said beginning point running thence; The following three (3) courses along the northerly sideline of Mt. Bethel Road:

1. North 56 degrees 24 minutes 00 seconds West, a distance of 100.41 feet to a point; thence

2. North 51 degrees 46 minutes 00 seconds West, a distance of 224.86 feet to point; thence

3.   North 65 degrees 13 minutes  30  seconds  00 seconds  West,  a distance  of
     138.95 feet to a point; thence

4. Along the dividing line between Lot 11 and Lot 10, Block 80, North 04 degrees 51 minutes 16 seconds East, a distance of 278.00 feet to a point; thence

5. Continuing along the dividing line between Lot 11 and Lot 10, Block 80, North 86 degrees 09 minutes 44 seconds West, a distance of 100.02 feet to a point; thence

6. Along the dividing line between Lot 11 and Lot 9, Block 80, North 04 degrees 51 minutes 16 seconds East, a distance of 300.05 feet to a point; thence the following two (2) courses along the dividing line between Lot 11 and Lot 2, Block 80:

7. South 86 degrees 09 minutes 44 seconds East, a distance of 100.02 feet to a point; thence

8. North 02 degrees 56 minutes 30 seconds East, a distance of 613.93 feet to an iron pipe found; thence

9. Along the common dividing line between Lot 11 & Lot 2, Block 80, and Lot 49, Block 82, North 01 degrees 06 minutes 30 seconds West, a distance of
     303.25 feet to a point; thence

10. Along the common dividing line between Lot 22, Block 80 and Lots 49, 48, 47 & 46, Block 82, South 88 degrees 10 minutes 31 seconds East, a distance of
     441.75 feet to a point; thence

11. Along the common dividing line between Lot 11, Lot 12.01 and Lot 12.02, Block 80 and Lot 46, Block 82, South 04 degrees 17 minutes 00 seconds West, a distance of 1736.02 feet to the northerly side of Mt. Bethel Rood and the point and place of Beginning.

FOR INFORMATIONAL PURPOSES ONLY:
"In compliance with Chapter 157, Laws of 1977, premises herein is Lot 11 & 11.01 in Block 80 on the Tax Map of the Township of Warren, County of Somerset, State of New Jersey."

                                   EXHIBIT "B"

                        FORM OF INTEREST HOLDER AGREEMENT
                        ---------------------------------

                                 SCHEDULE 1.1(A)
                                 ---------------

                              PROPERTY INFORMATION
                              --------------------

          PROPERTY                          ADDRESS                 CITY       STATE         UNITS/NRSF/  PROPERTY TYPE
          --------                          -------                 ----       -----         -----------  -------------
                                                                                               ASSETS
                                                                                               ------

Cutler Lake Corp Center        117 Kendrick Street                Needham        MA            211,556      office

60 Turner Street               60 Turner Street                   Waltham        MA             15,876      office

24 Federal/3 P.O. Square       24 Federal St. and 79 Milk Street  Boston         MS             74,353      office
                                                                                                65,007

Gateway Tower                  401 N. Washington Street           Rockville      MD            248,463      office

Somerset Tech Center           150 Mt. Bethel                     Warren         NJ            129,227      office

300 Atrium                     300 Atrium Drive                   Franklin       NJ            147,474      office

400 Atrium                     400 Atrium Drive                   Franklin       NJ            354,669      office

500 Atrium                     500 Atrium Drive                   Franklin       NJ            169,752      office

700 Atrium                     700 Atrium Drive                   Franklin       NJ            181,069      office

Mountain Heights I & II        420-430 Mountain Avenue            Berkley        NJ            182,588      office
                                                                  Heights                      123,082

105 Challenger Road            105 Challenger Road                Ridgefield     NJ            153,550      office
                                                                  Park

Greenbrook Corporate Center    100 Passaic Avenue                 Fairfield      NJ            201,350      office

Campus Drive                   379-399 Campus Drive               Franklin       NJ            199,110      office

180/188 Mount Airy Road        180/188 Mount Airy Road            Basking Ridge  NJ            103,668      office

Garden State Convention        50 Atrium Drive                    Franklin       NJ             82,300      office
Center

Wells Reasearch Center*        75, 85, 95 Wells Avenue            Newton         MA            241,761      office

7/57 Wells Avenue*             7/57 Wells Avenue*                 Newton         MA             89,215      office

Dedham Place*                  9-11 Allied Drive                  Dedham         MA             47,662      office

128 Tech Center*               128 Technology  Drive              Waltham        MA            217,501      office

201 University Avenue*         201 University Avenue              Westwood       MA             82,000      office


*    Nomura Property

                                 SCHEDULE 1.1(B)

                                BASIS ALLOCATIONS
                                -----------------

      PROPERTY                           PROPERTY BASIS            LOAN BASIS
      --------                           --------------            ----------
Cutler Lake Corp. Center                  $30,072,421             $22,051,307

60 Turner Street                           $  840,113              $  605,361

24 Federal/3 P.O. Square                  $33,877,463             $29,385,454

Gateway Tower                             $33,577,228             $28,312,359

Somerset Tech Center                      $ 9,402,976             $ 6,100,000

300 Atrium                                $14,754,318             $13,489,484

400 Atrium                                $27,759 988             $25,065,149

500 Atrium                                $15,943,480             $14,902,659

700 Atrium                                $18,587,001             $15,926,886

Mountain Heights I & II                   $49,568,274             $41,223,409

105 Challenger Road                       $16,385,111             $17,554,480

Greenbrook Corporate Center               $23,236,806             $20,375,843

Campus Drive                              $15,118,598             $13,143,421

180/188 Mount Airy Road                   $13,061,316             $11,908,763

Garden State Convention Center            $ 4,849,471             $ 4,115,858

Wells Research Center                     $41,875,000              $    - 0 -

7/57 Wells Avenue                         $13,917,000              $    - 0 -

Dedham Place                              $14,504,000              $    - 0 -

333 Elm Street                            $ 6,001,000              $    - 0 -

128 Tech Center                           $33,249,000              $    - 0 -

201 University Avenue                     $ 9,339,000              $    - 0 -

                             TOTAL:      $425,919,663             $264,160,434
                                         ============             ============

                                  SCHEDULE 4.2

                              ENVIRONMENTAL REPORTS

           PROPERTY                             REPORT TITLE                      CONSULTANT                          DATE
           --------                             ------------                      ----------                          ----
  Cutler Lake Corp Center      Release Notification and Downgradient Property       ENSR                            05/04/01
                               Status Submittal

  60 Turner Street             Phase I Environmental Site Assessment &              ENSR                            02/98
                               Subsurface Investigation

  Gateway Tower                Phase I Environmental Site Assessment                I'VE Environmental              11/23/94
                               Phase I & II Environmental Site Assessment           ENSR                            10/99
                               Comprehensive Asbestos Survey                        ENSR                            10/99 .
                               Asbestos Abatement Final Compliance Report           ENSR                            01/00

  Somerset Tech Center         Phase I Environmental Site Assessment                Vertex Engineering Services,    05/02/01
                                                                                    Inc.

  300 Atrium Drive             Review of Environmental Assessments Report           PMK Group                       08/01/97

  400 Atrium Drive             Review of Environmental Assessments Report           PMK Group                       08/01/97

                               Final UST Investigation                              ATC Associates, Inc.            05/15/01

  500 Atrium Drive             Review of Environmental Assessments Report           PMK Group                       08/01/97

  700 Atrium Drive             Review of Environmental Assessments Report           PMK Group                       08/01/97

  Greenbrook Corp Center       Environmental Site Assessment                        First Environmental             04/97
                               Site Assessment                                      PMK Group                       02/18/98

  180/188 Mount Airy Rd.       Environmental Assessment Report                      PMK Group.                      06/02/98

  Mountain Heights I & H       Phase I Environmental Report                         Kaselaan & IYAngelo Associates  03%30/94
                               Report of Preliminary Asbestos Survey                PMK Group                       11/03/97
                               Environmental Site Assessment                        PMK Group                       10/15/99
                               Letter                                               Environmental Health            10/19/99
                                                                                    Investigations, Inc.

  Wells Research Center        Phase I Environmental Report                         ENSR                            03/98
                               Due Diligence Report                                 Environmental Waste             03/98
                                                                                    Management

  Dedham Place                 Phase I Environmental Report                         ENSR                            03/98
                               Underground Storage Tank Report                      ENSR                            09/08/99

  333 Elm Street               Phase I Environmental Site Assessment                ENSR                            02/98

  128 Technology Center        Phase I Environmental Report                         EMG                             11/25/96
                               Limited Subsurface Investigation                     Rizw Associates                 01/30/97

  201 University Avenue        Phase I Environmental Report                         ENSR                            02/98
                               Method 3 Risk Assessment Report                      ENSR                            03/99

                                 SCHEDULE 5.1(A1

                              TENANT DELINQUENCIES
                              --------------------
                    ASSET NAME                         COMMENT



                    [SEE ATTACHED TENANT DELINQUENCY REPORTS]

                                 SCHEDULE 5.1(B)

                        NOTICES OF TERMINATION OR DEFAULT
                        ---------------------------------

      ASSET NAME                               COMMENT
      ----------                               -------

24 Federal/3 P.O. Square   1. Andover Brokerage, aka JP Capital - termination
                              (24 Federal)
                           2. Walter S. Burrage - default (3 Post Office Square)
                           3. Destineer/Skytel -- default (3 Post Office Square)

Wells Research Center      1. HQ Business Center (default and termination)

7/57 Wells Avenue          1. Custom Communications (default)

                                 SCHEDULE 5.1(C)

                                PURCHASE OPTIONS
                                ----------------

Property Name
-------------

MOUNTAIN HEIGHTS I & II

Comment
-------

COMPAQ COMPUTER CORP. (TENANT) HAS RIGHT OF FIRST OFFER TO PURCHASE BUILDING (420 MOUNTAIN AVENUE) IF OFFERED FOR SALE OTHER THAN AS PART OF A MULTI-ASSET SALE (2 OR MORE BUILDINGS).

                                 SCHEDULE 5.1(D)

                            LEASE TERMINATION RIGHTS

         PROPERTY NAME                TENANT                                    COMMENT
         -------------                ------                                    -------
  Somerset Tech Center          GMAC Home Services          One-time right to terminate at the end of the fifth lease
                                                            year, with at least 12 months prior notice and a fee
                                                            equal to 6 months "fully escalated" rent

  300 Atrium Drive              EMS America                 Termination option effective 4/04; penalty 3 months rent
                                                            + umommortized TI

  Mountain Heights 1& II        Santa Cruz                  Termination option effective 9/04; penalty $529,000
                                (430 Mountain Ave)
                                Compaq                      One-time right at the end of the seventh lease year
                                (420 Mountain Axe)          (8/07), with 12 months prior notice and termination fee
                                                            of $3,630,919 ($29.50 x 123,082 sf)

                                                            One-time right to terminate upon 6 months prior notice,
  Campus Drive                   Royal Consumer             given within 180 days after Rent
                                 Information Products       Commencement Date; exercisable if Tenant or all of
                                                            Tenant's assets have been sold to a third party in an
                                                            arms-length transaction

  180/188 Mount Airy            Research International.     Termination option effective 12/01 - 12/03 with 6 months
                                                            penalty only if Tenant wants 15,000 sf in market and
                                                            Landlord cannot deliver

  Dedham Place                  Kramer & Flgman             Termination  right after the 5th year (3/04),  with 6 months prior notice and 2 months rent and operating expense penalty

                                Paging Network              Right to terminate anytime

                                CellcoFartnership d/b/a     Tennination option at sole discretion if unable to use
                                Verizon Wireless            property for its intended purpose by written notice via
                                                            certified mail

                                Washington Mutual           One-time  right  to  terminate  as to  all or a  portion  of premises at the end of the third lease year, with at least 7 months  prior  notice and a fee equal to 40% of abated  base rent and 40% of landlord's unamortized leasing costs

  7/57 Wells Avenue             EMC                         Either party may terminate at the end of any monthly
                                                            extension with no less than 15 days prior notice

                                 GEO Centers                May terminate after 12/1/95 with 6 months notice.

                                 Jungbunziauer              May terminate with 120 days prior written notice and rent
                                                            penalty

                                 Charles Murray             Right to terminate upon death or disability

  Wells Research Center          Provident Mutual           Right to terminate after 5th lease year (6/04), with no
                                                            less than 9 months notice

                                 Sodexho Marriott           May terminate with/without cause with 60 days written
                                                            notice

  60 Turner Street               Brandeis University        May terminate in entirety or partially (2,500 sf minimum)
                                                            with 6 months written notice after 7/1997

  24 Federal/3 P.O. Square       WP Commercial              Floating termination option upon 9 months written notice
                                 (3 P.O. Square)            with a partial termination right not to exceed 50% of
                                                            Premises as long as the space is "feasible".  Tenant to
                                                            pay all separation costs.

  Gateway Tower                  WP Commercial              Floating  termination  option upon 9 months  written  notice with  a  partial  termination  right  not to  exceed  50% of
                                                            Premises as long as the space is  "feasible".  Tenant to pay all separation costs.

                                 SCHLDULE 5.1(E)

                            LEASING COMMISSIONS OWING

 ASSET NAME                                  COMMENT
 ----------                                  -------
Greenbrook          Tenant: Information Resources; $136,375 commission owed

Campus Drive        Tenant: Royal Consumer Information Products; $231,908 commission owed

Gateway Tower       Tenant: GSA; $70,000 commission owed Tenant: various retail tenants; $33,776 commission owed Tenant: Emmes; $76,697 commission owed
                    Tenant: Montgomery County; $106,972 commission owed

                                 SCHEDULE 5.L(F)

                                  PREPAID RENTS


                       ASSET NAME                  COMMENT

                      [SEE ATTACHMENTS TO SCHEDULE 5.1(A)]

                                  SCHEDULE 6.4

                            CONDEMNATION PROCEEDINGS
                            ------------------------

                                      None.

                                  SCHEDULE 6.5

                      CASULATIES AND FLOOD ZONE PROPERTIES
                      ------------------------------------

                                      None.

                                  SCHEDULE 6.6

                               MATERIAL AGREEMENTS
                               -------------------

1. Environmental Services Procurement and Coordination Agreement dated as of January 1, 2001 between WWG and BTS Solutions LLC.

                                  SCHEDULE 6.7

                               PROPERTY COMPLIANCE
                               -------------------

                                      None.

                                  SCHEDULE 6.10

                                     PERMITS
                                     -------

                                      None.

                                  SCHEDULE 6.17

                                   LITIGATION
                                   ----------

                                      None.

                                  SCHEDULE 6.26

                             AFFILIATE INDEBTEDNESS

     Wellsford/Whitehall Properties II, L.L.C. ("WWPII") is liable under (i) that certain Guaranty and Indemnity Agreement, dated as of July 16, 1999, by and between WWPII and IDS Life Insurance Company ("IDS"), (ii) that certain Hazardous Materials Indemnity Agreement, dated as of July_, 1999, by and between WWPII and IDS and (iii) that certain Guaranty, dated as of July 16, 1999, by and between WWPII and Leonard Grebow, Steven J. Grebow, Marc G. Grebow, Ronald S. Deutsch and Governor Warfield LLC, and (iii) that certain Contribution Agreement, dated as of June 27, 2001, by and among WWPH, WWG, WP Commercial, Wellsford, the Whitehall Parties, Whitehall Street Real Estate Limited Partnership VI, a Delaware limited partnership, Whitehall Street Real Estate Limited Partnership VIII, a Delaware limited partnership and Whitehall Street Real Estate Limited Partnership XII, a Delaware limited partnership.

                                  SCHEDULE 6.27
                                  -------------

                             CASH EQUITY INVESTMENT
                             ----------------------

Cost Basis:
-----------
Gateway Tower                                        $ 35,740,537
24 Federal/3 P.O. Square                               35,915,583
400 Atrium                                             36,204,695
Mountain Heights I&ls                                  48,168,466
Cutler Lake Corp. Center                               35,800,640
Greenbrook Corp. Center                                25,741,614
105 Challenger Rd.                                     21,275,542
700 Atrium                                             18,746,791
500 Atrium                                             21,107,770
300 Atrium                                             19,550,744
Campus Drive                                           23,466,899
180/188 Mt. Airy Road                                  16,364,462
Garden St. Convention Center                            6,134,396
60 Turner St.                                           1,153,246
Somerset Technology Center                              9,257,262
                                                     ------------
Subtotal                                             $354,628,647
Less:
GECC Loan                                           ($264,160,434)
Net Cash Equity                                      $ 90,468,213

                           SUPPLEMENTAL SCHEDULE 8.19
                           --------------------------

                           PROPERTY-SPECIFIC COVENANTS
                           ---------------------------

     1. POST CLOSING STRUCTURAL REPAIRS. Within six (6) months after the date of the initial Advance for the Somerset Tech Center, Borrower shall have completed, Lien-free and in accordance with applicable Laws, the repairs described in the tableset forth below for the Somerset Tech Center (as such work is more particularly described in the engineering report for such Property prepared by Lender's consultant(s) in connection with theinitial Advance for such Property):

COMPONENT OR SYSTEM          ITEM DESCRIPTION          QTY.  UNIT   UNIT   TOTAL
                                                                    COST   COST
Wall Surfaces          Repair water-damaged drywall    200   SF      $5   $1,000
                       in building 2
TOTAL                                                                     $1,000



     2. POST CLOSING REMEDIAL ACTION. Borrower shall complete the Remedial Action described in the table set forth below for the designated Properties, which Remedial Action shall be completed Lien-free, in accordance with all applicable Environmental Laws, and within the applicable time period (if any) set forth below.

    PROPERTY                                   REMEDIAL ACTION                              COMPLETION DATE
    --------                                   ---------------                              ---------------
Somerset Tech Center       Borrower acknowledges that asbestos-containing materials and leas based paint may be present at the Somerset Tech Center.
                           Within  45 days  after the First  Amendment  Date,  Borrower shall  establish  its standard  operations  and  maintenance
                           program  at   Somerset   Tech   Center   for  the   removal,
                           encapsulation    of,   or   other    action   for   handling
                           asbestos-containing   materials  and  leas-based   paint  at
                           Somerset Tech Center, and thereafter Borrower shall

60 Turner Street           Install air venting system to ensure that radon concentration in     12/31/02
                           lowest building level (i.e., classrooms and theater) remains consistently below 4 pCi/l (picocuries per liter).

                           Borrower  to  provide   Lender   with   reasonably                   12/31/02
                           satisfactory  evidence  that   the
                           out-of-service     generator    and     associated
                           above-ground   propane   storage  tank  have  been
                           removed from the Property and disposed of.

Cutler                     Lake Corp.  Center Borrower to provide Lender with                   12/31/02
                           reasonably   satisfactory   evidence  that
                           it  has  made  commercially   reasonable
                           efforts  to  obtain  an  indemnity  from Coca Cola
                           Corporation    with   respect   to   contamination
                           originating  from  an  groundwater   contamination
                           originating  from  an  upgradient  property  owned
                           and/or occupied by Coca Cola Corporation.

400 Atrium                 Borrower shall cause its Lender-approved consultant to complete      12/31/02
                           a Phase II environmental study of the portion of the Property in the vicinity of the active 3,500-gallon underground storage tank currently located at the Property, which Phase II study shall be sufficient in scope to identify the extent of any subsurface contamination associated with such underground storage tank.
                           Borrower shall cause such consultant to remediate such
                           contamination to applicable legal standards, and Borrower shall obtain a "closure" or "no further action" letter from the lead
                           Governmental Authority having jurisdiction over the Remedial
                           Action and the Property.

180/188 Mount Airy Rd.     Borrower shall cause its Lender-approved consultant to conduct       12/31/02
                           additional investigation of the area of the Property in the vicinity of the former location of three underground storage tanks. The scope of such investigation shall be reasonably satisfactory to
                           Lender. Borrower shall cause such consultant to remediate any contamination identified to applicable legal standards, and
                           Borrower shall obtain a "closure" or "no further action" letter from the lead Governmental Authority having jurisdiction over the Remedial Action and the Property.